UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1660 South Albion Street, Suite 525, Denver, CO 80222

(Address of Principal Executive Office) (Zip Code)

(303) 333-4224

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed on a Current Report on Form 8-K, filed on May 13, 2017, Aspen Group, Inc., a Delaware corporation (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) by and among the Company, Aspen Newco, Inc. (now known as United States University, Inc.), a newly formed Delaware corporation and wholly-owned subsidiary of the Company, Linden Education Partners LLC, a Delaware limited liability company (“Linden”), and Educaciόn Significatίva, LLC, a Delaware limited liability company that is an affiliate of Linden which does business as United States University, a regionally accredited for-profit university based in California (“USU”). On December 1, 2017, the Company completed the acquisition of the operating assets of USU (the “Acquisition”).

This Amendment No. 1 on Form 8-K/A amends the initial Form 8-K filed on December 1, 2017, to include the financial information referred to in Item 9.01(a) and (b), below, relating to the Acquisition. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the initial Form 8-K to include previously omitted financial statements and pro forma financial information. The information previously reported in the initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited consolidated financial statements of USU for the years ended December 31, 2016 and December 31, 2015.

Unaudited interim condensed consolidated financial statements of USU for the 11 months ended November 30, 2017.

(b) Pro Forma financial information.

Unaudited pro forma condensed combined financial information as of October 31, 2017 and April 30, 2017.

Unaudited pro form condensed combined balance sheet as of October 31, 2017.

(c) Not applicable

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Exhibit
99.1	Audited consolidated financial statements of USU for the years ended December 31, 2016 and December 31, 2015.

99.2	Unaudited interim condensed consolidated financial statements of USU for the eleven months ended November 30, 2017.

99.3	Unaudited pro forma condensed combined financial information as of October 31, 2017 and April 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: February 14, 2018	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer